UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-08683

TANAKA Funds, Inc.

 (Exact name of registrant as specified in charter)

369 Lexington Avenue, 20th Floor, New York, NY 10017

 (Address of principal executive offices)             (Zip code)

Greg Getts

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights Ohio 44147

(Name and address of agent for service)

Registrant's telephone number, including area code:  877-482-6252

Date of fiscal year end:   November 30

Date of reporting period:  November 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the  transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant  is required to disclose the  information  specified by Form N-CSR, and the  Commission  will make this  information  public.  A  registrant  is not required to respond to the  collection  of  information  contained in Form N-CSR unless the Form  displays a  currently  valid  Office of  Management  and Budget ("OMB")  control number.  Please direct comments  concerning the accuracy of the information  collection  burden  estimate and any  suggestions  for reducing the burden to Secretary,  Securities and Exchange Commission,  450 Fifth Street, NW, Washington,  DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. S 3507.

The reason for this amendment can be found in the CORRESP letter filed on April 1, 2019.

Item 1.  Reports to Stockholders.

TANAKA GROWTH FUND

ANNUAL REPORT

November 30, 2018

Fund Advisor:

Tanaka Capital Management, Inc.

369 Lexington Avenue

New York, NY 10017

Toll Free (877) 4TANAKA

TANAKA GROWTH FUND

LETTER TO SHAREHOLDERS

November 30, 2018 (UNAUDITED)

Dear Fellow Shareholder,

                                                                                   January 2019

2019 Investment and Economic Outlook

We enter calendar 2019 in the wake of the worst stock market correction experienced since the Great Recession of 2008-2009 with the S&P 500 falling almost 20% from its peak in mid-September to its trough on Christmas Eve.

Market Sell-Off Overdone – Don’t See a Recession in 2019. With the stock market sell-off at the end of 2018 substantially reducing equity valuations and resetting future economic and corporate earnings growth expectations, we are now presented with a more balanced and opportune risk/reward setup for equities. In 2019, we expect slower but healthy U.S. GDP growth of 1.5-2.0% and 3-5% growth in corporate profits as the effect of past fiscal tax stimulus recedes and the economy digests last year’s Fed rate hikes. Our models suggest that stocks are fairly valued at 15.4 times next twelve months earnings on the S&P 500 with possible upside if inflation remains below expectations, the Fed holds back on further rate hikes and the U.S. and China make constructive progress on trade. Also, despite the macroeconomic headwinds, corporate cash flows remain at high levels, providing cash for stock buybacks, acquisitions, and investments to boost productivity while rising real wages and lower fuel prices provide a healthy foundation for consumer spending in 2019.

Stock-Picking Critical for Outperformance in a Later-Cycle Economy. With economic growth slowing globally, we believe that it will become more important to emphasize stock-picking that will find those companies uniquely positioned to outperform in a slow-growth economy and a modestly higher stock market. We continue to have conviction in several of our smaller companies which have underperformed in the past 1-2 years but should be finally realizing the benefits from years of heavy investments as their new products come to market and produce better-than-expected sales and earnings growth. We will continue to trim some of our biotech holdings as we have tightened our criteria and identified new ideas in Technology, Defense, and Consumer Discretionary that we believe can achieve better than expected growth while also adding further diversification to our portfolio.

In the 4th Quarter, two threats emerged that spooked markets and created the sharp drop in equities: (1) Heightened U.S.-China trade rhetoric increased concerns over a trade war with China; and (2) New Federal Reserve Chairman Powell made several communication errors in which he stated that the Fed may raise interest rates above the “neutral rate” and leave its bond portfolio run-off program on autopilot, suggesting that the Fed could risk plunging the economy into a recession.

Federal Reserve Has Backtracked on Statements That Spooked Markets in October – As We Expected. In December and January, Fed officials indeed pulled back from prior commentary and acknowledged that the Fed could be “patient” with further interest rate hikes given slowing economic growth, subdued inflation, and uncertainty around trade. It also suggested that its balance sheet reduction program could be adjusted if it proved to be disruptive to financial markets and the economy.

This recent Fed commentary has helped reduce volatility in the market and ease concerns of over-tightening monetary policy that could tip a slowing economy into a recession.

We would be concerned that more than one additional 0.25% hike in short-term rates might be too much of a headwind for the economy given that GDP growth is already likely to slow in 2019 to 1.5-2.0%. We therefore welcome a Fed that has committed to being more data-dependent and patient with further rate hikes in 2019. This reduces the odds that the Fed inadvertently pushes the US into a recession in 2019 from over-tightening.

China Trade War – Some Positives, Some Negatives. The trade war between the U.S. and China escalated throughout 2018 with both sides exchanging multiple rounds of tariffs on the other and threatening further tariffs if an agreement is not reached. So far, the US has imposed tariffs of 10-25% on a total of $250B of imported Chinese goods while China has imposed tariffs on $110B of U.S. goods. We have held the view that the incremental hit to U.S GDP growth from the trade war would be relatively modest whereas China’s economy would feel more of an impact from the higher level of tariffs imposed against it. In the past few months we have begun to see economic conditions in China deteriorate with its PMI manufacturing index contracting at a level not seen since early 2016 and “official” GDP growth for 2018 coming in at 6.6%, the slowest pace since 1990. Furthermore, we have spoken to managements of Chinese companies who have suggested that China’s real growth rate is closer to 3-4%. We believe that the weakening Chinese economy will incentivize Chinese leadership to come to an agreement with the Trump administration on reducing trade tariff rates.

In early December, further tariff increases on $200B of Chinese goods by the US and retaliatory increases in tariffs on US goods were postponed as President Trump and President Xi agreed on a 90-day respite to allow for negotiates on trade. We are optimistic that continuing talks between the U.S. and China over the coming weeks will yield a sufficient agreement to prevent further tariff increases on March 1st. However, as confirmed by discussions with our contacts in China, we believe that a resolution on more structural trade reform related to forced technology transfer and intellectual property theft by Chinese companies will be more difficult to attain, creating a point of tension between the two countries that could linger for years.

Encouraging Sign for Federal Spending, Deficits and Debt Reduction. While Federal Government Spending is still high at 20.8% of GDP, the good news is that the Congressional Budget Office (CBO) has just revised downward Federal Spending (-0.4%), the Deficit (-0.4%) and Debt Held by the Public (-1.0%) as a percent of GDP for 2019 due to the faster growth rate of the economy than the CBO predicted 8 months ago.  We should all be happy to see that the Tax Cuts enacted last year appear to have accomplished what the Supply Side economists predicted – faster growth at a lower fiscal cost.  However, we would be more comfortable if Congress fully re-enacted the Pay-As-You-Go system for limiting spending increases to be only allowed if offset by spending cuts or tax increases elsewhere which helped extend the economic cycle to 10 years and produced a Budget Surplus in the 1990s.

Review of 11/30/2018 Fiscal Year

For the Fund's fiscal 4th Quarter ending 11/30/18, the Fund was down 13.4% versus a decline of 7.9% for our benchmark Russell 3000 Growth index. For the fiscal year ending 11/30/18, the Fund was down 13.6% versus a total return of 8.1% for the Russell 3000 Growth index.

TANAKA GROWTH FUND

LETTER TO SHAREHOLDERS (CONTINUED)

November 30, 2017 (UNAUDITED)

Calendar 2018 was a year marked by increased uncertainty and volatility. While US stocks were bolstered by record corporate earnings on the heels of tax reform and a strengthening US economy in the first half of the year, the fear of an over-tightening Federal Reserve, escalating trade tensions, and softening global macroeconomic conditions/global growth resulted in a broad-based stock market sell-off. The heightened macro uncertainty towards the end of the year created a risk-off environment which was exacerbated by unusually sharp tax-loss selling in November and December that put most major averages into bear market territory (20% decline). In this environment, many of our smaller and mid-cap companies were further penalized, especially those who have yet to reach steady revenue growth and positive cash flow/earnings. Our overweighting in small and mid-cap Biotech, Semiconductor, and Materials companies and the underweighting of high P/E Internet/Cloud stocks were the primary contributors to the Fund’s underperformance versus our benchmarks.

During the year, our portfolio benefited from gains in several Technology stocks and our leading Biotech prospect. Our portfolio also saw gains in our top Financial and Auto holdings. These gains were more than offset by declines in our Airline, Semiconductor, Materials, Energy, and smaller Biotech stocks, which were all down with their respective sectors.

While our portfolio was down slightly more than the market during the December correction, we are off to a solid start in calendar 2019 with several of our small cap Biotech companies and other beaten-down stocks outperforming the market. We believe that now is a great opportunity to invest in the Fund.

If you are interested in adding to your Fund investment or enrolling in a monthly automatic investment plan you can call 1-877-4-TANAKA. TANAKA Growth Fund to:

The TANAKA Growth Fund

c/o Mutual Shareholder Services

8000 Town Centre, Suite 400

Broadview Heights, OH 44147

Please call or email us if you have any questions. Thank you for your ongoing support!

Graham Tanaka, CFA

Benjamin Bratt

The Fund's prospectus contains important information about the Fund's investment objectives, potential risks, management fees, charges and expenses, and other information. Please read and consider it carefully before investing or sending money. You may obtain a current copy of the Fund's prospectus by calling 1-877-4-TANAKA.

The Fund's past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-4-TANAKA.

369 Lexington Ave., 20th Floor,  N.Y.,  N.Y. 10017   Fax : (212) 687-2852   (212) 490-3380  E-mail: tanaka@tanaka.com

TANAKA GROWTH FUND

PERFORMANCE ILLUSTRATION

November 30, 2018 (UNAUDITED)

# TANAKA Growth Fund (TGFRX)

## Through November 2018

Comparison of the Growth of a $10,000 Investment in the TANAKA Growth Fund, Class R
and the Russell 3000 Growth Index

TANAKA Growth Fund, Class R
Russell 3000 Growth Index
$36,000
$31,000
$26,000
$21,000
$16,000
$11,000
$6,000
Value
Inception Date 12/30/98
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
Dec-15
Dec-16
Dec-17
Date

	Q4 Total Return	One Year Total Return	Five Year Average Annual Return	Ten Year Average Annual Return	Total Average Annual Return Since Inception
	8-31-18 to 11-30-18	11-30-17 to 11-30-18	11-30-13 to 11-30-18	11-30-08 to 11-30-18	12-30-98 to 11-30-18
R-Share	-13.44%	-13.55%	2.00%	9.41%	3.44%
Russell 3000 Growth	-7.93%	8.14%	12.65%	16.45%	5.64%

The chart above assumes an initial investment of $10,000 made on December 30, 1998 (commencement of Fund operations) and held through November 30, 2018.  THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month may be obtained by calling 1-877-4TANAKA.

The Fund is a non-diversified fund.  The Fund may be subject to additional risk since it can invest in smaller capitalization companies including technology stocks, and it may invest up to 45% of its net assets in foreign securities, including multinational and emerging market securities.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  Please read the prospectus carefully before investing as it contains this and other information about the Fund.  You may obtain a current copy of the Fund's Prospectus by calling 1-877-4TANAKA.  Investment return and principal value fluctuate in response to the activities of individual companies and general market and economic conditions.

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

TANAKA GROWTH FUND

GRAPHICAL ILLUSTRATION

November 30, 2018 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Sectors are based on Bloomberg® classifications.

TANAKA GROWTH FUND

SCHEDULE OF INVESTMENTS

November 30, 2018

Shares		Value

COMMON STOCKS - 96.45%

Accident & Health Insurance - 5.13%
12,100	Aflac, Inc.	$ 553,454

Air Transportation, Scheduled - 6.49%
6,017	Alaska Air Group, Inc.	440,805
13,288	JetBlue Airways Corp. *	259,382
		700,187
Beverages - 1.13%
1,000	PepsiCo, Inc.	121,940

Biological Products - 0.07%
113,377	Mymetics Corp. (Switzerland) # *	7,370

Cigarettes - 3.22%
2,500	Altria Group, Inc.	137,075
2,435	Philip Morris International, Inc.	210,701
		347,776
Crude Petroleum & Natural Gas - 1.02%
4,760	Carrizo Oil & Gas, Inc. *	81,444
5,000	SRC Energy, Inc. *	28,850
		110,294
Electronic Computers - 11.00%
6,647	Apple, Inc.	1,187,021

Industrial Instruments for Measurement, Display, and Control - 4.24%
21,550	Rudolph Technologies, Inc. *	457,291

Industrial Organic Chemicals - 6.69%
146,141	Amyris, Inc. *	721,937

Measuring & Controlling Device - 3.22%
10,826	Nanometrics, Inc. *	347,731

Miscellaneous Metal Ores - 8.67%
2,160	NexGen Energy Ltd. (Canada) # *	4,601
436,185	NexGen Energy Ltd. (Canada) # *	931,124
		935,725

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

November 30, 2018

Shares		Value

Motor Vehicle Parts & Accessories - 3.69%
269	Garrett Motion, Inc. *	$ 3,094
2,690	Honeywell International, Inc.	394,757
		397,851
Motor Vehicles & Passenger Car - 2.72%
838	Tesla Motors, Inc. *	293,702

Pharmaceutical Preparations - 20.05%
12,890	BeyondSpring, Inc. *	312,583
98,703	Catalyst Pharmaceuticals Partners, Inc. *	250,212
40,200	Corcept Therapeutics, Inc. *	559,986
11,315	Ionis Pharmaceuticals, Inc. *	659,551
50,785	Neurotrope, Inc. *	300,647
247,000	ProMetic Life Sciences, Inc. (Canada) # *	79,833
		2,162,812
Plastics, Materials, Synth Resins & Nonvulcan Elastomers - 0.04%
157	AdvanSix, Inc. *	4,507

Radio & TV Broadcasting & Communications Equipment - 3.93%
7,266	Qualcomm, Inc.	423,317

Security Brokers, Dealers & Flotation Companies - 3.47%
7,752	Stifel Financial Corp.	374,189

Semiconductors & Related Devices - 4.76%
32,615	Tower Semiconductor Ltd. (Israel) # *	514,012

Services-Computer Programming, Data Processing, Etc. - 0.29%
220	Facebook, Inc. Class A *	30,934

Specialty Chemicals - 2.90%
583,334	Nanoco Group Plc. (United Kingdom) # *	312,475

Television Broadcasting Stations - 3.63%
7,220	CBS Corp. Class B	391,180

Wholesale - Hardware - 0.09%
448	Resideo Technologies, Inc. *	9,242

TOTAL FOR COMMON STOCKS (Cost $8,576,933) - 96.45%		$ 10,404,947

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

November 30, 2018

Shares		Value

SHORT-TERM INVESTMENTS - 3.69%
397,888	Huntington Conservative Deposit Account 2.10% **	$ 397,888
TOTAL FOR SHORT-TERM INVESTMENTS (Cost $397,888) - 3.69%		397,888

TOTAL INVESTMENTS (Cost $8,974,821) - 100.14%		10,802,835

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.14)%		(15,547)

NET ASSETS - 100.00%		$ 10,787,288

As of November 30, 2018, the diversification of countries was as follows:

Country	Percentage of Net Assets

Canada	9.41%
Israel	4.76%
Switzerland	0.07%
United Kingdom	2.90%
United States	83.00%
100.14%

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at November 30, 2018.

# Total market value for foreign common stock is $1,849,415, representing 17.14% of net assets.

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2018

Assets:
Investments, at Value (Cost $8,974,821)	$ 10,802,835
Cash	4
Receivables:
Dividends and Interest	8,844
Prepaid Expenses	4,817
Total Assets	10,816,500
Liabilities:
Due to Advisor	9,454
Shareholder Redemptions	9
Other Accrued Expenses	19,749
Total Liabilities	29,212
Net Assets	$ 10,787,288

Net Assets Consist of:
Capital Stock	$ 5,526
Paid-In Capital	9,416,250
Distributable Earnings	1,365,512
Net Assets, for 552,590 Shares Outstanding	$ 10,787,288

Net Asset Value and Offering Price Per Share	$ 19.52

Minimum Redemption Price Per Share ($19.52*0.98) (Note 6)	$ 19.13

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

STATEMENT OF OPERATIONS

For the year ended November 30, 2018

Investment Income:
Dividends	$ 94,317
Money Fund Dividends	2,445
Total Investment Income	96,762

Expenses:
Advisory	127,482
Transfer Agent	38,312
Printing and Mailing	19,869
Distribution (12b-1) Fees	31,870
Registration	11,633
Legal	17,973
Administrative	12,748
Audit	13,101
Miscellaneous	5,970
Insurance	5,393
Custody	7,178
Total Expenses	291,529

Net Investment Loss	(194,767)

Realized and Unrealized Loss on Investments and Foreign Currency Transactions:
Net Realized Loss on Investments and Foreign Currency Transactions	(10,088)
Net Change in Unrealized Depreciation on Investments and Foreign Currency Transactions	(1,543,242)
Realized and Unrealized Loss on Investments and Foreign Currency Transactions:	(1,553,330)

Net Decrease in Net Assets Resulting from Operations	$ (1,748,097)

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	11/30/2018	11/30/2017
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (194,767)	$ (232,707)
Net Realized Loss on Investments and Foreign Currency Transactions	(10,088)	(272,885)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	(1,543,242)	1,983,391
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,748,097)	1,477,799

Capital Share Transactions (Note 6)	(1,866,443)	(1,850,486)

Total Decrease	(3,614,540)	(372,687)

Net Assets:
Beginning of Year	14,401,828	14,774,515

End of Year	$ 10,787,288	$14,401,828

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

	Years Ended
	11/30/2018	11/30/2017	11/30/2016	11/30/2015	11/30/2014

Net Asset Value, at Beginning of Year	$ 22.58	$ 20.46	$ 22.92	$ 19.37	$ 17.68

Income From Investment Operations:
Net Investment Loss *	(0.33)	(0.35)	(0.23)	(0.31)	(0.31)
Net Gain (Loss) on Securities (Realized and Unrealized)	(2.73)	2.47	(2.23)	3.86	2.00
Total from Investment Operations	(3.06)	2.12	(2.46)	3.55	1.69

Redemption Fees ***	-	-	-	-	-

Net Asset Value, at End of Year	$ 19.52	$ 22.58	$ 20.46	$ 22.92	$ 19.37

Total Return **	(13.55)%	10.36%	(10.73)%	18.33%	9.56%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 10,787	$ 14,402	$ 14,775	$ 17,982	$ 14,503
Before Waivers or Recoupments
Ratio of Expenses to Average Net Assets	2.29%	2.29%	2.29%	2.20%	2.30%
Ratio of Net Investment Loss to Average Net Assets	(1.53)%	(1.57)%	(1.13)%	(1.20)%	(1.46)%
After Waivers or Recoupments
Ratio of Expenses to Average Net Assets	2.29%	2.29%	2.31%	2.44%	2.45%
Ratio of Net Investment Loss to Average Net Assets	(1.53)%	(1.57)%	(1.15)%	(1.44)%	(1.61)%
Portfolio Turnover	18.94%	19.21%	76.98%	37.05%	26.36%

* Per share net investment loss has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends, if any.

*** The Fund will impose a 2.00% redemption fee on shares redeemed within 5 days of purchase.

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

November 30, 2018

NOTE 1. ORGANIZATION

The TANAKA  Growth Fund (the "Fund") was  organized as a series of TANAKA Funds, Inc.,  a Maryland  corporation  (the  "Company")  on November 5, 1997;  the Fund commenced  operations  on December 30, 1998.  The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company.  The Fund's investment objective is to provide growth of capital. The Investment Advisor of the Fund is Tanaka Capital Management, Inc. (the "Advisor").

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities Valuations - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes - There is no provision for federal income tax. The Fund intends to qualify each year as a "regulated investment company" under sub-chapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal or excise tax provision is required.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period.  Management has reviewed the tax positions taken on its 2015-2017 returns and expected to be taken in the Fund’s 2018 returns and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Fund identifies its major tax jurisdiction as U.S. Federal and the state of Maryland.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.   The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income less foreign taxes withheld is  recorded  on  the ex-dividend   date  and  interest  income  is  recorded  on  an  accrual  basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2018

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis.  The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year.  Distributions to shareholders which are determined in accordance with income tax regulations and are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Foreign Currency - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Use of Estimates - The   preparation  of  financial   statements  in  conformity   with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and  assumptions  that affect the reported  amounts of assets and  liabilities  and disclosure of contingent  assets and liabilities at the date of the financial  statements  and the reported  amounts of increases and  decreases  in net  assets  from  operations  during the  reporting  period. Actual results could differ from those estimates.

Cash and cash equivalents – The Fund considers all highly liquid debt instruments having original maturities of three months or less at the date of purchase to be cash equivalents.  The Fund may, during the ordinary course of business, maintain account balances with banks in excess of federally insured limits.  The Fund has not experienced losses on these accounts, and management believes that the Fund is not exposed to significant risks on such accounts.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2018

Reclassifications - The Fund has recorded a reclassification in the capital accounts. As of November 30, 2018, the Fund recorded permanent book/tax differences of $234,401 from net investment loss to paid-in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Subsequent Events - Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

NOTE 3. SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board.

Fair Value Pricing – The Board of Directors has delegated to the Advisor responsibility for determining the value of the Fund’s portfolio securities under certain circumstances.  Under such circumstances, the Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances.  The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing.  The Fund has adopted written policies and procedures to guide the Advisor with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

The Fund invests the majority of its assets in frequently traded exchange listed securities of domestic issuers with relatively liquid markets and calculates its NAV as of the time those exchanges close.  However, the Fund may invest in securities on foreign exchanges or in illiquid or restricted securities.  Accordingly, there may be circumstances under which the Fund would hold a security that would need to be fair value priced.  Examples of when it would be likely that the Fund security would require fair value pricing include but are not limited to: if the exchange on which a portfolio security trades were to close early; if trading in a particular security were to be halted on an exchange and did not resume trading prior to calculation of NAV; if a significant event that materially affected the value of a security were to occur after the securities’ exchange had closed but before the Fund’s NAV had been calculated; and if a security that had a significant exposure to foreign operations was subject to a material event or occurrence in a foreign jurisdiction in which the company had significant operations.

When a security is fair value priced, it means that the Advisor is calculating the value of that security on a day and under circumstances where reliable pricing information from normal sources is not available.  Accordingly, there is always the possibility that the

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2018

Advisor’s calculations concerning security value could be wrong, and as a result, the Fund’s NAV on that day could be higher or lower, depending on how the security was valued, than would otherwise be the case.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (Domestic and Foreign common stock) - Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2018

traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2.

Short term investments - Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in Level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value the Fund's assets measured at fair value as of November 30, 2018:

Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 10,404,947	$ -	$ -	$ 10,404,947
Short-Term Investments	397,888	-	-	397,888
	$ 10,802,835	$ -	$ -	$ 10,802,835

*Industry classifications for these categories are detailed in the Schedule of Investments.

The Fund did not hold any Level 3 assets during the year ended November 30, 2018. There were no significant transfers into or out of Level 1, Level 2, or Level 3 during the period. It is the Fund's policy to recognize transfers into and out of Levels at the end of the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains the Advisor to manage the Fund's investments and act as Administrator to the Fund.  The Advisor was organized as a Delaware corporation in 1986.  Graham Y. Tanaka, portfolio manager and President of the Advisor, is primarily responsible for the day-to-day management of the Fund's portfolio. Certain officers of the Advisor serve as director and officers of the Fund.

Under the terms of an Investment Advisory Agreement, (the "Advisory Agreement"), the Advisor manages the Fund's investments subject to approval by the Board.  As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund.  For the year ended November 30, 2018, the Advisor earned a fee of $127,482 from the Fund. The Advisor  has  contractually  agreed to waive all or a portion of its  management fees and/or reimburse the Fund for the expenses  it incurs,  but only to the extent  necessary to maintain  total annual operating expenses at 2.45% of the average daily net assets, through  November 30, 2018. For the year ended November 30,

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2018

2018, the Advisor did not waive or reimburse the Fund for any expenses. At November 30, 2018, the Fund owed the Advisor $8,562 for advisory fees.

The Fund has agreed that any operating expenses of the Fund reimbursed or waived by the Advisor shall be repaid to the Advisor by the Fund in the first, second and third fiscal years following the year ending November 30, if the total expenses for the Fund for each such year or years, after giving effect to the repayment, do not exceed 2.45% of the average daily net assets (or any lower expense limitation or limitations to which the Advisor may agree). As of November 30, 2018, the Advisor has recouped all previously waived fees.

Under the terms of the Administrative Agreement, the Advisor will provide administrative services which are necessary for the day-to-day operations of the Fund.  As compensation for the administrative services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Fund.  For the year ended November 30, 2018, the Advisor earned a fee of $12,748 from the Fund under the Administrative Agreement.  At November 30, 2018, the Fund owed the Advisor $892 for administrative fees.

The  Fund has  adopted  a plan  pursuant  to Rule  12b-1 under  the  Investment Company Act of 1940 for each class of shares  authorized  (each  such  plan,  a "Distribution  Plan"). The Fund is obligated to pay a fee computed and accrued daily at an annual rate of 0.25% of the average daily net assets. The 12b-1 fees are paid to securities dealers and other financial institutions and organizations as compensation for services in connection with sales of shares of the Fund. Total fees incurred under the Distribution Plan for the year ended November 30, 2018, were $31,870.  For the year ended November 30, 2018, the Advisor received 12b-1 fees of $20,395.

NOTE 5. INVESTMENTS

For the year ended November 30, 2018, purchases and sales of investment securities, excluding short-term investments were as follows:

Amount
Purchases	$ 2,385,330
Sales	$ 4,759,402

NOTE 6. CAPITAL SHARES

The Company is authorized to issue up to 250,000,000 shares of common stock, par value $0.01 per share, of which it currently has allocated 150,000,000 shares to the Fund.  Capital stock par value and paid in capital at November 30, 2018, was $9,421,776.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2018

Capital share transactions for the years ended November 30, 2018 and 2017, respectively, were as follows:

	Year Ended 11/30/2018		Year Ended 11/30/17
	Shares	$ Amount	Shares	$ Amount
Shares sold	4,856	$ 105,136	11,899	$ 256,618
Shares redeemed	(90,133)	(1,971,579)	(96,275)	(2,107,104)
Net decrease	(85,277)	$(1,866,443)	(84,376)	$(1,850,486)

For the year ended November 30, 2018, the shares redeemed amounts include account servicing fees of $8,466 which were used to offset Transfer Agent fees on the Statement of Operations.

Shareholders will be subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of Fund shares redeemed within 5 days after their purchase.  For the years ended November 30, 2018 and 2017, no redemption fees were collected by the Fund from shareholder transactions.

NOTE 7.   TAX MATTERS

The Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of November 30, 2018, the Fund’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	$1,828,014
Capital Loss Carryforwards	(277,222)
Post-December Ordinary Losses	(176,074)
Post-October Capital Losses	(9,206)
Total Distributable Earnings, Net	$1,365,512

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Fund’s carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year.  As of November 30, 2018, the Fund elected to defer net capital losses and net ordinary losses as indicated in the charts below.

Post-October Losses		Post-December Losses
Deferred	Utilized	Deferred	Utilized
$ 9,206	$ -	$ 176,074	$ 215,708

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2018

As of November 30, 2018, the Fund has capital loss carryforwards available for federal income tax purposes as follows:

Long-term non-expiring	$ 94,900
Short-term non-expiring	$ 182,322
Total	$ 277,222

At November 30, 2018, the Fund had available for federal income tax purposes unused capital loss carryforwards of $277,222, which are available for offset against future capital gains, the use of a portion of which is limited by IRS regulations. To the extent these loss carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

As of November 30, 2018, unrealized appreciation (depreciation) and cost of investment securities were as follows:

Gross unrealized appreciation on investment securities	$ 2,844,334
Gross unrealized depreciation on investment securities	(1,016,320)
Net unrealized appreciation on investment securities	$ 1,828,014

Tax Cost of investment securities *	$ 8,974,821

* Includes short-term investment.

No distributions were paid by the Fund for the years ended November 30, 2018 and 2017.

NOTE 8.  INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain general indemnification to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

NOTE 9.  NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Directors of

TANAKA Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the TANAKA Growth Fund (the "Fund"), a series of the TANAKA Funds, Inc., including the schedule of investments, as of November 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the TANAKA Growth Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of November 30, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2006

Abington, Pennsylvania

January 17, 2019

TANAKA GROWTH FUND

EXPENSE ILLUSTRATION

November 30, 2018 (UNAUDITED)

Expense Example

As a shareholder of the TANAKA Growth Fund, you incur ongoing costs which typically consist of management fees; distribution and service (12b-1) fees; transaction fees such as redemption fees and ongoing costs; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2018 through November 30, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	June 1, 2018	November 30, 2018	June 1, 2018 to November 30, 2018

Actual	$1,000.00	$ 882.46	$10.95
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,013.44	$11.71

* Expenses are equal to the Fund's annualized expense ratio of 2.32%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

TANAKA GROWTH FUND

ADDITIONAL INFORMATION

November 30, 2018 (UNAUDITED)

The Fund’s Statement of Additional Information (SAI) includes additional information about the Directors and Officers and is available, without charge, upon request. You may call toll-free 1-877-4TANAKA to request a copy of the SAI or to make shareholder inquiries.

INVESTMENT ADVISORY AGREEMENT RENEWAL

At a meeting held on December 10, 2018, the Board considered the renewal of the Investment Advisory Agreement between the Fund and Tanaka Capital Management, Inc. (the “IA Agreement”).  The Board began its review of the IA Agreement and discussed the Board’s responsibilities and considerations when reviewing the Agreement.  Independent Counsel (“Counsel”) advised the Board that there are five factors set forth by the SEC as minimum considerations, each of which must be visited when considering the renewal of the IA Agreement.  Counsel guided the Board through each consideration, including: (1) the nature, extent, and quality of the services to be provided by the investment advisor; (2) the investment performance of the fund and the investment advisor; (3) the costs of the services to be provided and profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale for the benefit of fund investors.

In addition to the five factors discussed above, and to further assist the Board in making its determination as to whether the IA Agreement should be renewed, the Board had requested and received the following information: a description of the Advisor’s business and any personnel changes, the Code of Ethics and insider trading policy, and a description of any material legal proceedings or securities enforcement proceedings regarding the Advisor and sub-advisors and their personnel. In addition, the Board requested and received financial statements from the Adviser for relevant periods, a description of the compensation received by the Advisor from the Fund both as aggregate and in relation to fees charged by other advisors to similar funds, information relating to the Advisor’s policies and procedures regarding best execution, trade allocation, and soft dollar arrangements.  The materials prepared by the Advisor were provided to the Board in advance of the meeting.

The Board considered the fees charged by the Advisor in light of the services provided to the Fund by the Advisor.  After full review of the materials presented and careful consideration, the Board, with the independent Directors separately concurring, agreed that the fees charged by the Advisor were fair and reasonable in light of the services provided to the Fund.

The Board then discussed the nature, extent and quality of the Advisor’s services to the Fund.  In particular, the Board noted with approval the Advisor’s commitment to maintaining certain targeted expense ratios for the Fund, its efforts in providing comprehensive and consistent investment management to the Fund, and its efforts to maintain ongoing regulatory compliance for the Fund.

TANAKA GROWTH FUND

ADDITIONAL INFORMATION (CONTINUED)

November 30, 2018 (UNAUDITED)

The Board noted for the record that it reviewed, on a quarterly basis, performance and management reports relating to the Fund, and those prior reviews were incorporated into the Board’s current considerations.

The Board discussed the Advisors current fee structure and whether such structure would allow the Fund to realize economies of scale as they grow.  The Board noted that the Advisor had been subsidizing the Fund’s operations since its inception and that the Advisor had a contractual right to recover certain of those expenses before the overall fund expense ratios would decrease.  Accordingly, it would be premature of the Board to consider economies of scale.

The Board next considered the investment performance of the Fund and the Advisor’s performance.  The Board generally approved of the Fund’s performance.  The Board noted with approval the Advisor’s ongoing efforts to maintain such consistent investment discipline.  The Board also noted with approval that although the Adviser’s business was not devoted exclusively to serving the Fund, the Advisor did not appear to realize any extraordinary ancillary benefits or profits deriving from its relationship with the Fund.  Further considerations are discussed below.

1.  The nature, quality, and extent of services furnished by TANAKA, including:

(a) That the breadth and the quality of investment advisory and other services being provided are satisfactory, as evidenced in part by the performance record of the Fund compared with the performance records of a peer group of comparable funds;

(b) That TANAKA has made significant expenditures in prior years to ensure that it has the systems and highly trained personnel necessary for it to be able to continue to provide quality service to the Fund’s shareholders, including the dedication of substantial resources to TANAKA’s investment and trading departments; and

(c) That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by TANAKA to the Fund, and has determined that TANAKA is charging fair, reasonable, and competitive fees.

(d) The risks assumed by TANAKA in providing investment advisory services to the Fund including the capital commitments which have been made in the past and which continue to be made by TANAKA to ensure the continuation of the highest quality of service to the Fund is made with the recognition that the Fund’s advisory relationship with TANAKA can be terminated at any time and must be renewed on an annual basis.

TANAKA GROWTH FUND

ADDITIONAL INFORMATION (CONTINUED)

November 30, 2018 (UNAUDITED)

2.  The fairness of fee arrangements, including:

(a) That upon review of the advisory fee structures of the Fund in comparison with other similar funds, the level of investment advisory fees paid by the Fund is competitive;

(b) That the expense ratio of the Fund is generally competitive;

(c) That TANAKA has contractually agreed to impose expense limitations on the Fund at a cost to TANAKA; and

(d) That the advisory and other fees payable by the Fund to TANAKA are essentially fees which would be similar to those which would have resulted solely from “arm’s-length” bargaining, and may well be lower than fees arrived at solely from such arm’s-length negotiation.

(e) That the fees paid to TANAKA for managing other institutional accounts (such as pension plans) are not lower than the fees paid by similarly-managed funds, and to the extent that the fees of those accounts are lower, the reasons why such accounts are less costly for TANAKA to manage.

(f) The extent to which economies of scale could be realized as a Fund grows in assets and whether the Fund’s fees reflect these economies of scale for the benefit of Fund shareholders.

3.  The costs borne by TANAKA in providing advisory services to the Fund and the profitability of TANAKA in light of the estimated profitability analysis which had been provided by TANAKA; and

4.  The benefits to TANAKA from serving as the Fund’s Advisor

After full discussion and consideration, and being no further questions or comments from the Board, the contract with the Adviser was renewed for another year.

TANAKA GROWTH FUND

DIRECTORS & OFFICERS

November 30, 2018 (UNAUDITED)

The following table provides information regarding each Director who is not an interested person of the Company, as defined in the 1940 Act.

Name (Age)	Position(s) Held with Company (Length of Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held by Director
David M. Fox (70)	Director (since 1997)	President and CEO of David Fox & Associates, a television programming sales firm, since 2001.	None
Thomas R. Schwarz (82)	Director (since 1997)	Retired; President and COO of Dunkin Donuts, Inc. from 1966 to 1989; CEO of Grossmans, Inc. from 1989 to 1994.	TransAct Technologies, Inc.
Jeffrey J. Cianci (60)	Director (since 2017)	Partner and Managing Director at 41-North Securities	None

The following table provides information regarding each Director who is an interested person of the Company, as defined in the 1940 Act, and each officer of the Company.

Name (Age)	Position(s) Held with Company (Length of Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held by Director
Graham Y. Tanaka (70)*	Chairman, CEO and President (since 1997)	President of Tanaka Capital Management, Inc. since 1986.	TransAct Technologies, Inc. Council for Economic Education since 2018.
Benjamin M. Bratt (26)	Treasurer, Secretary, CFO and CCO (since 2015)	Analyst at Tanaka Capital Management, Inc., Mutual Fund Services at Brown Brothers Harriman & Co.	None

* “Interested person”, as defined in the 1940 Act, of the Fund because of the affiliation with Tanaka Capital Management, Inc.

Each Director serves until the next annual meeting of shareholders or until his successor is duly elected. The Fund is not in a family of funds or a fund complex, and the only fund overseen by the Board is the Fund.

For the year ended November 30, 2018, each Director was paid a fee of $5,000, except Mr. Cianci.

The address of each Director and Officer is c/o Tanaka Capital Management, Inc., 369 Lexington Avenue, 20th Floor, New York, New York 10017.

PROXY VOTING AND QUARTERLY PORTFOLIO SCHEDULE

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request (1) by calling the Fund at 1-877-4TANAKA and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on February 28 and August 31.  The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-4TANAKA.

DIRECTORS

Graham Y. Tanaka

David M. Fox

Thomas R. Schwarz

Jeffrey J. Cianci

OFFICERS

Graham Y. Tanaka

Benjamin M. Bratt

INVESTMENT ADVISOR

Tanaka Capital Management, Inc.

369 Lexington Avenue, 20th Floor

New York, NY 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company

1514 Old York Road

Abington, PA 19001

LEGAL COUNSEL

David Jones, Esquire

20770 Hwy 281 N, Suite 108-619

San Antonio, TX 78258

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43125

TRANSFER AGENT

AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC.

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

The Fund’s Statement of Additional Information includes additional information about the Fund and is available upon request at no charge by calling the Fund.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Mr. David Fox is an audit committee financial expert.  Mr. David Fox is independent for purposes of this Item 3.  He has acquired his attributes through education and experience.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2018

$ 13,000

FY 2017

$ 13,700

(b)

Audit-Related Fees

Registrant

Adviser

FY 2018

$ N/A

$N/A

FY 2017

$ N/A

$N/A

Nature of the fees:

(c)

Tax Fees

Registrant

Adviser

FY 2018

$ 2,200

$N/A

FY 2017

$ 2,200

$N/A

Nature of the fees: Preparation of the Fund's tax return.

(d)

All Other Fees

Registrant

Adviser

FY 2018

$ N/A

$N/A

FY 2017

$ N/A

$N/A

Nature of the fees:

(e)

(1)

Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Fund's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Fund if the engagement relates directly to the operations and financial reporting of the Fund, and (v) receive the auditor's specific representations as to their independence;

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

0%

N/A%

Tax Fees:

0%

N/A%

All Other Fees:

N/A  %

N/A%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2018

$ 2,200

$  0

FY 2017

$ 2,200

$  0

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TANAKA Funds, Inc.

By      /s/ Graham Tanaka

*

       Graham Tanaka, President

Date     April 1, 2019

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By     /s/ Graham Tanaka

*

       Graham Tanaka, President

Date  April 1, 2019

By    /s/ Benjamin Bratt

*

       Benjamin Bratt, Chief Financial Officer

Date  April 1, 2019

* Print the name and title of each signing officer under his or her signature.